FIFTH MODIFICATION AGREEMENT
                          ----------------------------

THIS FIFTH MODIFICATION AGREEMENT made effective as of the 30th day of June 2003, AMONG:

          BRAD RUDOVER of 114 West Magnolia Street, Suite 400, Bellingham, Washington, 98225-4318

          ("Brad")

AND:

          SECOND STAGE VENTURES, INC., a corporation incorporated under the laws of the State of Nevada and having an office at P.O. 280, 92 Welk Lane, Windward Road, Providenciales, Turks & Caicos Island, B.W.I.

          ("Second  Stage")

AND:

          EASYTRIVIA.COM, INC., a corporation incorporated under the laws of the State of Washington and having an office at Suite 400 - 107 114 West Magnolia Street, Bellingham, Washington, 98225

          ("EasyTrivia")

WHEREAS:

A. By an agreement made effective as of the 5th day of October, 2000 (the "Financing Agreement") among Brad, Second Stage, EasyTrivia and Brent Snejdar ("Brent"), Second Stage agreed to provide EasyTrivia with certain financing in order to allow EasyTrivia to develop its online trivia game show business;

B. By an agreement made effective as of the 27th day of October, 2000 (the "Assignment Agreement") among Brad, Brent and EasyTrivia, Brent assigned to Brad all of Brent's right, title and interest in, to and under the Financing Agreement and all the benefits to be derived therefrom and Brad accepted such assignment;

C. By an agreement made effective as of the 19th day of January, 2001 (the "First Modification Agreement") among Brad, Second Stage and EasyTrivia, the parties amended the Financing Agreement by extending certain dates contained therein;


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D.     By  an  agreement made effective as of the 6th day of February, 2001 (the
"Second Modification Agreement") among Brad, Second Stage and EasyTrivia, the parties amended the Financing Agreement by extending certain dates contained therein;

E. By an agreement made effective as of the 30th day of September, 2001 (the "Third Modification Agreement") among Brad, Second Stage and EasyTrivia, the parties amended the Financing Agreement by extending certain dates contained therein;

F. By an agreement made effective as of the 30th day of June, 2002 (the "Fourth Modification Agreement") among Brad, the Corporation and EasyTrivia, the parties modified the Financing Agreement by extending certain dates contained therein.

G. The parties wish to further amend the Financing Agreement as hereinafter set forth.

     NOW THEREFORE THIS Fifth Modification Agreement witnesses that in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged and agreed to by the parties), the parties hereto hereby covenant and agree as follows:

1.     The  date  contained  in  the  first line of section 3.1 of the Financing
Agreement  shall  be  extended  from  June  30,  2003  to  September  30,  2003.

2. The date contained in the first line of section 3.1(a) of the Financing Agreement shall be extended from July 15, 2003 to October 15, 2003.

3. The date contained in the second line of section 3.1(b) of the Financing Agreement shall be extended from July 15, 2003 to October 15, 2003.

4.     The  date  contained  in  the  first line of section 3.2 of the Financing
Agreement  shall  be  extended  from  June  30,  2003  to  September  30,  2003.

5. The date commencing at the second line of section 3.2 of the Financing Agreement and ending at the beginning of the third line of section 3.2 of the Financing Agreement shall be extended from July 15, 2003 to October 15, 2003.

6. The date contained in the fourth line of section 3.2 of the Financing Agreement shall be extended from August 1, 2003 to November 1, 2003.

7. Campney & Murphy are solicitors for Second Stage only. EasyTrivia and Brad each confirm and agree that Campney & Murphy is not providing either of them with any legal or other advice in connection with this Fifth Modification Agreement. Brad and EasyTrivia each confirm and agree that they each have been duly advised (and fully and fairly informed with respect to such matters) to obtain all necessary and independent legal and other applicable professional advice and counsel prior to entering into this Fifth Modification Agreement. Brad and EasyTrivia have either obtained all such advice and counsel or have determined to their own satisfaction, having been fully and fairly informed therein, not to seek such advice and counsel.


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8.     ave  as  amended hereby, all of the terms of the Financing Agreement, the
First Modification Agreement, the Second Modification, the Third Modification Agreement, and the Fourth Modification Agreement shall continue in full force and effect.

9.     This  Fifth  Modification  Agreement  may  be  executed  in counterparts.

IN WITNESS WHEREOF the parties have duly executed this Fifth Modification Agreement to be effective as of the date first written above.


SIGNED, SEALED & DELIVERED                )  BRAD  RUDOVER
by BRAD RUDOVER                           )
in  the  presence  of:                    )
                                          )
Signature  of  Witness                    )
Name:                                     )
Address:                                  )
                                          )
Occupation:                               )
                                          )
                                          )
                                          )

SECOND STAGE VENTURES, INC.
by its authorized signatory:


-----------------------------------
Authorized  Signatory

EASYTRIVIA.COM,  INC.
by  its  authorized  signatory:


-----------------------------------
Authorized  Signatory


                                      -3-
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